SCHEDULE 14A

Information Required in Proxy Statement

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o Soliciting Material Pursuant to Section 240.14a-12

Energizer Resources Inc.

(Name of Company As Specified In Charter)

Not Applicable

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ENERGIZER RESOURCES INC.

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada and

1224 Washington Avenue, Miami Beach, FL 33139 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2013 Annual and Special Meeting of Stockholders (the “Meeting”) of Energizer Resources Inc. (the “Company”) will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Wednesday December 11, 2013 at 10:00 a.m., local time for the following purposes:

1.	To elect seven directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death. The Board of Directors recommends that Shareholders vote “FOR” each Director.

2.	To ratify the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 and to authorize the Board of Directors to fix their remuneration. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.

3.	To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 32,500,000. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.

4.            To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on Friday November 1, 2013 at 5:00p.m. local time as the record date for the annual and special meeting. Only holders of record of the Company’s common stock at that time are entitled to notice of, and to vote at, the meeting.

Dated: October 17, 2013

/s/ Richard Schler

Chief Executive Officer

REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card. If you wish to attend the meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction card that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in "street name" and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

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ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

Tel:(416) 364-4911/(800) 818-5442; Fax:(416) 364-2753

PROXY STATEMENT FOR 2013 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.

December 11, 2013

Introduction

This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) in connection with the solicitation by or on behalf of management of the by its Board of Directors (the “Board”) in connection with the 2013 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Wednesday December 11, 2013 at 10:00 a.m, local time, or at any adjournment or postponement thereof.

The Company is listed on the Toronto Stock Exchange (“TSX”) in Canada (ticker: EGZ), on the OTCQX in the United States of America (ticker: ENZR) and on the Frankfurt, Germany Stock Exchange (ticker: YE5).

Our registered United States office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal business office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

Date, Time and Place

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its common stock for use at the Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Wednesday December 11, 2013 at 10:00 a.m., local time, or at any adjournment or postponement thereof. The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday December 8, 2013 at 5pm, local time. Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Corporation at nominal costs. The costs of solicitation by management will be borne by the Corporation.

Record Date

Stockholders of record at the close of business on Friday November 1, 2013, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. On the record date, there were 192,554,321 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting. Holders of our common stock have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of common stock of the Company constitutes a quorum. For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

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Proposals to be Considered by Shareholders

At the Meeting, we will ask holders of our common stock to consider and vote upon the following items:

(1)         Election of Directors

The election of the Company’s directors, namely V. Peter Harder, John Sanderson, Richard Schler, Craig Scherba, Quentin Yarie, Johann de Bruin and Albert A. Thiess, Jr. If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

(2)          Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification of the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

(3)         Approve the Amended and Restated Stock Option Plan

To approve an amendment, by Disinterested Shareholder Approval as defined in this document, to the Company’s Amended and Restated Stock Option Plan (the “Plan”) to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 32,500,000.

Votes Required By Shareholders

(1)          Election of Directors

The seven directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Therefore each director who has more “for” votes than “against” votes will be elected to the Board. Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors

(2)          Ratification of the appointment of an Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2014, and to authorize the Board of Director’s to fix the firm’s remuneration, will require the affirmative vote of a majority of the votes cast. For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

(3)         Approve the Amended and Restated Stock Option Plan

Disinterested Shareholder Approval, as defined in this document, of an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 32,500,000 will require the affirmative vote of a majority of the votes cast. This proposal will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

Voting of Proxies

A shareholder has the right to appoint a person or Company (who need not be a shareholder of the Corporation), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting. Such right may be exercised by inserting the name of such person or Company in the blank space provided in the proxy or by completing another proper form of proxy. Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner: FOR the election of persons put forth in this proxy to serve on the Board; FOR the ratification of the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 and to authorize the Board of Directors to fix the firm’s remuneration; FOR the approval of the amendment to the Company’s Amended and Restated Stock Option Plan that increases the number of options for common shares of the Company authorized to be issued.

Revocability of Proxies – How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted: (1) by delivering to our Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.

Attendance at the Meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf at the address on file with Empire Stock Transfer Inc.

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If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record: Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES

The Company will pay the cost of solicitation of proxies on behalf of the Board. In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders. Stockholders should not send stock certificates with their proxy cards.

The Company does not intend to pay for an intermediary to deliver to Objecting Beneficial Owners, or “OBOs” (within the meaning of such term under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the proxy-related materials and Form 54-101F7, and therefore OBOs will not receive the materials unless their intermediary assumes the costs of delivery.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events. These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2013 filed with the SEC on September 26, 2013 and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

Voting Securities and Principal Holders Thereof

The authorized share capital of the Corporation consists of 450,000,000 Common Shares with a par value of $0.001 per Common Share. As at the date hereof, 192,554,321 Common Shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. To the knowledge of the directors and executive officers of the Corporation, no person or Company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying in excess of 10% of the voting rights attached to all outstanding Common Shares of the Corporation.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

The following table sets forth the name, age and position of each executive officer and director the Company as at October 1, 2013. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Executive officers of the Company are appointed by the Board of Directors (the “Board”) to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Position	Principal Occupation	Director Since	# of Voting Securities Beneficially Owned, or Controlled or Directed, Directly or Indirectly (1)
V. Peter Harder (Manotick, Canada)	61	Director, Chairman of the Board of Directors	Senior Policy Advisor-Dentons	July 2009	350,000
Richard E. Schler (Toronto, Canada)	60	Director, Chief Executive Officer	Mining Executive	April 2006	5,160,000
Craig Scherba (Oakville, Canada)	41	Director, President and Chief Operating Officer	Professional Geologist	January 2010	Nil
John Sanderson (Vancouver, Canada)	78	Director, Vice-Chairman of the Board of Directors	Lawyer and arbitrator	January 2009	250,000
Quentin Yarie (Toronto, Canada)	48	Director	Professional Geologist	December 2008	325,000
Johann de Bruin (Pretoria, South Africa)	43	Director	Professional Engineer, Partner-DRA Mineral Projects	February 2012	300,000
Albert A. Thiess, Jr. (Bluffton, USA)	66	Director	Retired, Certified Public Accountant (CPA)	May 2012	100,000

The information as to principal occupation and shares beneficially owned, or controlled or directed, directly or not directly, not being within the knowledge of the Company, has been furnished by the respective nominees.

Under recent amendments to applicable TSX rules, listed issuers must elect directors annually, elect directors individually, publicly disclose the votes received for the election of each director by news release, disclose in materials sent to security holders if they have adopted a majority voting policy for uncontested director elections and if not, to explain their practices for electing directors, and why they have not adopted a majority voting policy. The Company’s practice is to hold annual elections for directors and at meetings of shareholders called for this purpose, each director is elected individually in accordance with TSX rules. The Company will disclose the votes each nominee for election receives by way of press release in Canada and Form 8-K in the USA. The Company has not adopted a majority voting policy for uncontested elections as the number of withheld votes received by director nominees has not been a significant issue for the Company in the past and has not been determined to be an issue affecting the governance of the Company or the interests of the Company’s stakeholders. However, the Company is reviewing its policies in this regard and will revise and institute such a policy if the Board of Directors determines it is in the best interests of the Company to do so.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada): Mr. Harder was appointed Chairman of the Board of Directors during September 2013 and has served as a director of our Company since July 2009. He is a Senior Policy Advisor to Denton Canada (“Dentons”), a Canadian national law firm and international affiliation. Prior to joining Dentons, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg). Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Magna International Inc. (TSX: MG, NYSE: MGA). In 2008, Mr. Harder was elected the President of the Canada China Business Council (CCBC).

Richard E. Schler, MBA (Toronto, Canada): Mr. Schler was appointed Chief Executive Officer during September 2013 and since April 2006 has held senior positions with the Company, including the roles of Chief Operating Officer and Chief Financial Officer. Mr. Schler has been a director since April 2006. Mr. Schler also currently serves as a director and Chief Executive Officer of MacDonald Mines Exploration Ltd., Honey Badger Exploration Inc. and Red Pine Exploration Inc, all of which are resource exploration companies trading on the Toronto Venture Stock Exchange. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He has over 25 years of experience in the manufacturing sector and has an engineering background. Mr. Schler is experienced in financial management and business operations and has been successful in raising funds in the capital markets.

Craig Scherba, P.Geol. (Oakville, Canada): Mr. Scherba was appointed as our President and Chief Operating Officer during September 2012 and a director during January 2010. Mr. Scherba served as Vice President, Exploration of the Company from January 2010 to September 2012. Mr. Scherba also serves as Vice President, Exploration of MacDonald Mines Exploration Ltd which is a resource exploration company trading on the Toronto Venture Stock Exchange. In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company from March 2003 to December 2009. He was a managing partner of Taiga between January 2006 and December 2009. Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

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John Sanderson Q.C. (Vancouver, Canada): Mr. Sanderson has been the Company’s Vice Chairman of the Board since October 2009 and a director of our Company since January 2009. Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the bar in the Canadian provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director include his many years of legal and mediation experience in various industries. He has acted as mediator, facilitator and arbitrator in British Columbia, Alberta, Ontario and the Northwest Territories, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims. He is a member of mediation and arbitration panels with the British Columbia Arbitration and Mediation Institute, the British Columbia International Commercial Arbitration Centre & Mediate BC.

Quentin Yarie, P.Geol. (Toronto, Canada): Mr. Yarie has served as a director of the Company since December 2008. Mr. Yarie is an experienced geophysicist and entrepreneur with over 20 years’ experience in mining and environmental/engineering. Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. Mr. Yarie is currently President and Chief Operating Officer of MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc., all listed on the Toronto Venture Stock Exchange. From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including involvement with the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

Johann de Bruin, Pr. Eng (Pretoria, South Africa): Mr. de Bruin, Pr. Eng, was appointed a Director during February 2012. Mr. de Bruin is a Director of DRA Mineral Projects with a 15-year track record of bringing numerous greenfield mining projects throughout Africa to feasibility. He currently leads the initiative of business development in Africa for DRA and has acted as the primary liaison between DRA and the Company over the past four years. Mr. de Bruin brings considerable insight and skill into evolving the infrastructure components associated with new projects in developing countries.

Albert A. Thiess, Jr. (Bluffton, United States of America): Mr. Thiess was appointed a Director during May 2012. Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company. Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998. He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices. He also was elected to the Governing Council of Coopers & Lybrand. Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

Recommendation of the Board of Directors

The Board recommends a vote FOR the election of each of the nominees.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate Governance

In accordance with National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), the Company is required to disclose annually its corporate governance practices. The Board and management consider good corporate governance to be central to the effective and efficient operation of the Company.

The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making. The Board is of the view that the Company’s approach to corporate governance is appropriate for current sits size and resources, but will monitor its approach as it progresses in its business plans. The Company will periodically monitor and refine such practices as the size and scope of its operations increase. The Board regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Company’s governance plan is consistent with legal and stock exchange requirements.

Directorships

The following directors of the Company are presently directors of the following other issuers that are reporting issuers, or the equivalent, in a Canadian or foreign jurisdiction:

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Name	Name of Reporting Issuer	Exchange	Position
V. Peter Harder	Power Financial Corporation IGM Financial Corporation Telesat Canada, Northland Power Inc. Timberwest Forest Company Magna International Inc.	TSX TSX TSX TSX TSX/NYSE	Director Director Director Director Director
Richard Schler	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc. Red Pine Exploration Inc.	TSX-V TSX-V TSX-V	Director Director Director
Craig Scherba	Honey Badger Exploration Inc.	TSX-V	Director
John Sanderson	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc.	TSX-V TSX-V	Chairman of the Board Chairman of the Board
Quentin Yarie	MacDonald Mines Exploration Ltd Red Pine Exploration Inc.	TSX-V TSX-V	Director Director
Johann de Bruin	Not applicable	-	-
Albert A. Thiess, Jr.	Not applicable	-	-

“TSX-V” = Toronto Venture Stock Exchange, NYSE = New York Stock Exchange

Other Board Committees

The Company’s Board has established four committees: the Audit Committee, Special Advisors Committee, Disclosure Committee and Capital Projects Committee. The Company’s Board does not currently have any nominating, compensation, or committees not listed above. The entire Board performs the functions performed by those other committees. Due to the size of the Company, the Board has determined that it is not currently appropriate for such committees to be established.

Audit Committee and its Compensation

The following directors serve on the Audit Committee, all of whom are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of NI 58-101 in Canada: John Sanderson, V. Peter Harder and Albert A. Theiss Jr., all of whom are financially literate (see biographies under “Nominees” section above). Each are independent directors as they do not have involvement in the day-to-day operations of the Company. The audit committee is a key component of the Company’s commitment to maintaining a higher standard of corporate responsibility.

The audit committee assists our Board in its oversight of the company’s accounting and financial reporting processes and the audits of the company’s financial statements, including (i) the quality and integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the board of directors. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

•	be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
•	discuss the annual audited financial statements and the quarterly unaudited financial statements with management and, if necessary the independent auditor prior to their filing with the SEC in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;
•	review with the company’s financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company;
•	monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct;
•	maintain open, continuing and direct communication between the board of directors, the committee and both the company’s independent auditors and its internal auditors; and
•	monitor our compliance with legal and regulatory requirements, with the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

Orientation and Continuing Education

The Company does not provide a formal orientation and education program for new directors. New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company’s shares are listed, and reviewing the Company's by-laws and related documents. Moreover, new directors are invited to speak with the Company's solicitors, auditors and other service provider to become familiar with their legal responsibilities.

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Ethical Business Conduct

The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business. However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility. These are:

•	Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by management, with input from and assistance of the Board;
•	Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company;
•	Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management;
•	Communication Policy: it is and has always been the unwritten policy of the Board to communicate effectively with its shareholders, other stakeholders, and the public generally through statutory filings and mailings, as well as news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and
•	Ensuring the integrity of the Company's Internal Control and Management Information System: given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

Special Advisory Committee

The Company has established a special advisory committee to help oversee its project in Madagascar. The Special Advisory Committee consists of Robin Borley, Kirk McKinnon, Anthony G. Toldo and Marc Hein LL.D. The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Madagascar properties, including liaison with governmental and regulatory bodies in Madagascar.

Disclosure Policy and Disclosure Committee

During fiscal 2010, the Board adopted a Disclosure Policy and created a Disclosure Policy Committee. This committee consists of the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer and the Senior Vice President of Corporate Development. The majority of the Committee must approve all disclosure made by the Company with such majority being made up of at least two directors. The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements. The Disclosure Policy extends to all employees of the Company, its Board, those authorized to speak on its behalf and all other insiders. It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

Capital Projects Committee

The Capital Projects Committee was formed in 2010 to advance the Madagascar. Currently, Richard Schler (Chairperson), Albert A. Thiess, Jr., Craig Scherba and Peter Liabotis are members of this committee.

The Board of Directors Relationship with Management

Both the Chief Executive Officer and President of the Company are members of the Board, as is usual in a company of this size. The Board feels that this is not an impediment to the proper discharge of its responsibilities. Interaction between management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management. The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs. The Board is committed to ensuring the Company’s long-term viability, and the well-being of its employees, consultants and of the communities in which it operates. The Board has also adopted a policy of permitting individual directors under appropriate circumstances to engage legal, financial or other expert advisors at the Company’s expense.

Nomination of Directors

The Board performs the functions of a nominating committee who appoints and assesses of directors. There are no specific criteria for Board membership. The Company seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral development, geology, investment banking, corporate law and finance. Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the Board for consideration.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation. Other than stock options granted to directors from time to time, directors currently do not receive any remuneration for their acting in such capacity. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively. If prudent, changes are made.

9

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Financial Code of Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-QSB for June 30, 2004 as filed on May 19, 2004.

Meetings of the Board and Committees

The Board and the Audit Committee each met either in person or by telephone three times during the 2013 fiscal year. Each director attended all the meetings of the Board, and each Audit Committee member attended all meetings of that committee.

Audit Committee Information

National Instrument 52-110 (“NI 52-110”) requires that certain information regarding the Audit Committee be included in the management information circular sent to shareholders in connection with the issuer’s annual meeting.

Audit Committee Charter

The full text of the charter of the Company’s Audit Committee is attached hereto as “Appendix A”.

Audit Committee Oversight

Since January 1, 2009, no recommendation of the audit committee to nominate or compensate an external auditor has been adopted by the Board.

Pre-approval Policies and Procedures

The Company has not yet adopted any specific policies or procedures for the engagement of non-audit services but such matters are the subject of review and pre-approval by the Audit Committee.

Compensation of Executives

Summary Compensation

The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four other most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2013 (collectively, the “Named Executive Officers”). This chart includes J.A. Kirk McKinnon who resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) NOTE 2	Option Awards ($)	Non Equity Inventive Plan Compens-aton ($)	Change in Pension Value and Non Qualified Deferred Compensation Earnings ($)	All Other Compens-ation ($) NOTE 1	Total ($) NOTE 1
J.A. Kirk McKinnon, Former CEO and Director	2013	268,360 (5)	0	0	0	0	0	380,118 (1)	648,478 (1)
	2012	248,207 (4)	0	0	0	0	0	739,062 (1)	987,269 (1)
	2011	261,810 (3)	0	0	0	0	0	0	261,810

Richard E. Schler, CEO and Director **	2013	197,008 (5)	0	0	0	0	0	280,428 (1)	477,438 (1)
	2012	201,407 (4)	0	0	0	0	0	557,033 (1)	758,440 (1)
	2011	189,490 (3)	0	0	0	0	0	0	189,490

Craig Scherba President, COO and Director	2013	130,000 (5)	0	0	0	0	0	134,700 (1)	264,700 (1)
	2012	105,214 (4)	0	0	0	0	0	260,035 (1)	365,249 (1)
	2011	71,048 (3)	0	0	0	0	0	0	71,048

Brent Nykoliation, Senior Vice President	2013	190,009 (5)	0	0	0	0	0	125,720 (1)	315,729 (1)
	2012	162,085 (4)	0	0	0	0	0	275,345 (1)	437,430 (1)
	2011	99,488 (3)	0	0	0	0	0	0	99,488

Peter D. Liabotis, Chief Financial Officer	2013	171,500 (5)	0	0	0	0	0	98,780 (1)	270,280 (1)
	2012	168,764 (4)	0	0	0	0	0	247,975 (1)	416,739 (1)
	2011	67,309 (3)	0	0	0	0	0	0	67,309

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

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(1)	The values in the “All Other Compensation” above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised or expire, the cash value or benefit to the parties noted above is $nil.

(2)      The amounts, if any, in the “Stock Awards” column of the “Summary Compensation” table have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and there are no awards subject to performance conditions.

(3)      Consulting fees paid and accrued for the fiscal year ended June 30, 2011.

(4)     Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2012.

(5)     Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2013.

Employment Agreements

The Company does not have an employment agreement or consulting agreement with Messrs. Schler, Scherba, Liabotis or Nykoliation. Each receives consulting fees and/or monthly salaries. Messrs. Scherba, Schler, Liabotis and Nykoliation receive approximately CAD$12,000 per month, although the compensation varies from month to month depending on various factors.

Outstanding Stock Options and Stock Appreciation Rights Grants

Outstanding stock options granted to Named Executive Officers (“NEO’s”) and Directors as at June 30, 2013 are as follows:

	Option Awards
Name	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
J.A. Kirk McKinnon, *** Former CEO and Director***	225,000 1,150,000 675,000 575,000 650,000 1,420,000 975,000 800,000	0	0	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2016 February 27, 2018
Richard E. Schler CEO and Director	200,000 1,100,000 600,000 225,000 200,000 1,340,000 675,000 650,000	0	0	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2016 February 27, 2018
Craig Scherba, President, COO and Director	250,000 350,000 200,000 200,000 400,000 750,000	0	0	0.395 0.30 0.20 0.21 0.28 0.21	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 February 27, 2018
Brent Nykoliation, Senior Vice President	400,000 450,000 200,000 200,000 350,000 700,000	0	0	0.395 0.30 0.20 0.21 0.28 0.21	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 February 27, 2018
Peter D. Liabotis, Chief Financial Officer	250,000 350,000 200,000 200,000 350,000 550,000	0	0	0.395 0.30 0.20 0.21 0.28 0.21	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 February 27, 2018

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

The Company has no stock appreciation rights.

11

Outstanding Stock Awards at Year End

The outstanding equity awards as at June 30, 2013 are as follows:

Name	Stock awards
	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
J.A. Kirk McKinnon, NEO***	0	0	0	0
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Options Exercises and Stocks Vested

Options exercised and stocks vested as at June 30, 2013 are as follows:

Name	Option awards		Stock awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Investing ($)
J.A. Kirk McKinnon, NEO***	0	0	0	0
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Grants of Plan-Based Awards

Grants of plan-based awards are as follows:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.A. Kirk McKinnon, NEO***	n/a	0	0	0	0	0	0	0	0	0	0
Richard E. Schler, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Craig Scherba, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Brent Nykoliation, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Peter D. Liabotis, NEO	n/a	0	0	0	0	0	0	0	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Reference – Grant Date - n/a = not applicable.

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As at June 30, 2013, the Company had no formalized deferred compensation plan.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
J.A. Kirk McKinnon, NEO***	0	0	0	0	0
Richard E. Schler, NEO	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Golden Parachute Compensation

As at June 30, 2013, the Company had no arrangements in place relating to the termination of employees.

Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
J.A. Kirk McKinnon, NEO***	0	0	0	0	0	0	0
Richard E. Schler, NEO	0	0	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Aggregated Option Exercises and Fiscal Year-End Option Values

On March 9, 2006, the Company filed a Form S-8 registration statement in connection with its newly adopted Stock Option Plan (the “Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares. On December 18, 2006, February 16, 2007, July 11, 2007, September 29, 2009, May 3, 2011, March 1, 2012 and February 27, 2013, the Plan was amended to increase the stock option pool by a total of 30,500,000 additional common shares. The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price ($)
Outstanding June 30, 2011	14,130,000	0.29
Granted	15,845,000	0.27
Exercised	(510,000)	0.15
Expired	(2,475,000)	0.15
Cancelled	(3,300,000)	0.31
Outstanding, June 30, 2012	23,690,000	0.29
Granted	7,595,000	0.23
Exercised	(700,000)	0.15
Expired	(1,695,000)	0.15
Cancelled	(1,750,000)	0.32
Outstanding, June 30, 2013	27,140,000	0.28

Additional information regarding options outstanding as at June 30, 2013 is as follows:

	Outstanding			Exercisable
Exercise Price	Number of shares	Weighted average life in years	Weighted average exercise price	Number of shares	Weighted average exercise price
0.352	750,000	0.18	0.352	750,000	0.352
0.395	4,850,000	0.86	0.395	4,850,000	0.395
0.30	3,750,000	3.01	0.30	3,750,000	0.30
0.29	1,695,000	3.04	0.29	1,695,000	0.29
0.20	1,850,000	3.32	0.20	1,850,000	0.20
0.21	2,240,000	3.42	0.21	2,240,000	0.21
0.28	5,925,000	3.69	0.28	5,925,000	0.28
0.23	180,000	3.90	0.23	180,000	0.23
0.21	5,900,000	4.67	0.21	5,900,000	0.21

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The following are changes in the number of stock options outstanding subsequent to the Company’s June 30, 2013 year end, and as of the date of this report:

•	On July 9, 2013, 1,255,000 stock options were issued at an exercise price of $0.11 for a term of five years.
•	On July 31, 2013, 150,000 stock options were cancelled.
•	On September 2, 2013, 750,000 stock options were cancelled.
•	On September 19, 2013, 750,000 stock options were issued at $0.15 for a term of five years.
•	On October 1, 2013, 50,000 stock options were cancelled.
•	On October 9, 2013, 250,000 stock options were issued at $0.13 for a term of five years.

As a result of these transactions, 28,445,000 stock options were outstanding as of the date of this report.

Long-Term Incentive Plan Awards

There are no Long-Term Incentive Plans in place at this time.

Compensation of Directors

Directors who provide services to the Company in other capacities has been previously reported under “Summary Compensation”. The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Comp-ensation ($)	Total (1) ($)
V. Peter Harder, Director	0	0	49,390 (1)	0	0	0	49,390 (1)
John Sanderson, Director	0	0	17,960 (1)	0	0	0	17,960 (1)
Quentin Yarie, Director	39,000	0	53,880 (1)	0	0	0	92,880 (1)
Johann de Bruin, Director	0	0	17,960 (1)	0	0	0	17,960 (1)
Albert A. Thiess, Jr, Director	0	0	17,960 (1)	0	0	0	17,960 (1)

(1)   The values in the “Option Awards” and included within the “Total” columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised or expire, the cash value or benefit to the above directors is $nil.

Pension Benefits

As of June 30, 2013, the Company had no pension or retirement plans.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
J.A. Kirk McKinnon, NEO***	not applicable	0	0	0
Richard E. Schler, NEO	not applicable	0	0	0
Craig Scherba, NEO	not applicable	0	0	0
Brent Nykoliation, NEO	not applicable	0	0	0
Peter D. Liabotis, NEO	not applicable	0	0	0

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding beneficial ownership of our common shares as of October 10, 2013, by: (i) each party known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. The “Number of Common Shares Beneficially Owned” in calculated based on total shares held plus warrants held (plus stock options entitled to exercise). The aggregate of these items, which totals 225,094,920, will be used as the denominator for the percentage calculation below.

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Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
V. Peter Harder, Chairman of the Board, Director* 5538 Pattapiece Crescent, Manotick, Ontario, Canada (2) (12) (13)	1,575,000	0.70%
Richard E. Schler, Chief Executive Officer & Director** 80 Greybeaver Trail , Toronto, Ontario, Canada (3) (13)**	9,220,000	4.10%
Craig Scherba, President, COO & Director 1480 Willowdown Road, Oakville, Ontario, Canada (4) (13)	2,330,000	1.04%
John Sanderson, Vice-Chairman & Director 1721 – 27th Street, West Vancouver, BC, Canada (5) (12) (13)	1,000,000	0.44%
Quentin Yarie, Director 196 McAllister Road, North York, Ontario (6) (13)	1,875,000	0.83%
Johann de Bruin, Director 1283 Dunwoodie Ave, Pretoria, South Africa (7) (13)	300,000	0.13%
Albert A. Thiess, Jr., Director 8 Lawson’s Pond Court, Bluffton, SC, USA (8) (12) (13)	405,000	0.18%
J.A. Kirk McKinnon, Former Chairman, CEO & Director*** 46 Ferndale Crescent , Brampton, Ontario, Canada (9) (13)*	10,933,500	4.86%
Peter D. Liabotis, Chief Financial Officer 2261 Rockingham Drive, Oakville, Ontario, Canada (10) (13)	2,181,000	0.97%
Brent Nykoliation, Senior Vice President 161 Fallingbrook Road, Toronto, Ontario, Canada (11) (13)	3,225,000	1.43%
All directors and executive officers as a group (10 persons) (12)	33,044,500	14.68%

Sources – www.sedi.ca, U.S. regulatory filings, internal schedules and the Company’s registered shareholder list.

* Mr. Harder was appointed Chairman of the Board of Directors on September 19, 2013.

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

(1) Denominator used for calculation is 225,094,920. Based on total issued and outstanding common shares of 192,554,321 plus warrants outstanding of 4,095,599 plus common stock purchase common stock purchase options outstanding of 28,445,000 as of October 10, 2013.

(2) Total includes 350,000 common shares and 1,220,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and October 9, 2018.

(3) Total include items held by “Sarmat Resources Inc.”, a related company, plus certain family members. holdings Includes 4,130,000 common shares and 5,160,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and September 18, 2018.

(4) Total includes 2,330,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and July 9, 2018.

(5) Total includes 250,000 common shares and 750,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and September 18, 2018.

(6) Total includes 325,000 common shares and 1,500,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and September 18, 2018.

(7) Total includes 300,000 common stock purchase options exercisable between $0.21 and $0.28 per share with expiry dates between March 7, 2017 and February 28, 2018.

(8) Total includes 100,000 common shares and 305,000 common stock purchase options exercisable between $0.11 and $0.23 per share with expiry dates between May 23, 2017 and July 9, 2018.

(9) Total include items held by “Badger Resources Inc.”, a related company plus certain family members holdings. Includes 4,087,000 common shares and 6,440,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and September 18, 2018.

(10) Total includes 131,000 common shares and 2,050,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and July 9, 2018.

(11) Total includes 675,000 common shares and 2,550,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between May 14, 2014 and September 18, 2018.

(12) Members of the Audit Committee.

(13) Parties whose shareholdings are a part of the total of “All directors and executive officers as a group (10 persons)”.

Changes in Control

We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions

Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2013.

15

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2013 for all compensation plans not directly approved by the Company's security holders but issued pursuant to the shareholder approved Amended and Restated Stock Option Plan. Options reported below were issued under the Company's Plan.

Option Awards as of June 30, 2013
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Value Realized if Exercised ($) *	Option Expiration Date
V. Peter Harder, Director	250,000 225,000 25,000 75,000 100,000 275,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 28, 2013	None. None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28 0.21	0 0 0 0 0 0	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Richard E. Schler, NEO	200,000 1,100,000 600,000 225,000 200,000 1,340,000 675,000 650,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 July 13, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Expired 0 0 0 0 0 0 0	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018
Craig Scherba, NEO	250,000 350,000 200,000 200,000 400,000 750,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 28, 2013	None. None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28 0.21	0 0 0 0 0 0	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Brent Nykoliation, NEO	75,000 400,000 450,000 200,000 200,000 350,000 700,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 27, 2013	None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.21	Expired 0 0 0 0 0 0	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Peter D. Liabotis, NEO	250,000 350,000 200,000 200,000 350,000 550,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 27, 2013	None. None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28 0.21	0 0 0 0 0 0	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
John Sanderson, Director	50,000 200,000 125,000 50,000 50,000 100,000 100,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 27, 2013	None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.21	Expired 0 0 0 0 0 0	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Quentin Yarie, Director	50,000 250,000 300,000 50,000 150,000 300,000 300,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 28, 2013	None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.21	Expired 0 0 0 0 0 0	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Johann de Bruin, Director	200,000 100,000	March 7, 2012 February 27, 2013	None. None.	0.28 0.21	0 0	March 7, 2017 Feb 27, 2018
Albert A. Thiess, Jr., Director	180,000 100,000	May 23, 2012 February 27, 2013	None. None.	0.23 0.21	0 0	May 23, 2017 Feb 27, 2018
J.A. Kirk McKinnon, NEO***	225,000 1,150,000 675,000 575,000 650,000 1,420,000 975,000 800,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 July 13, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Expired 0 0 0 0 0 0 0	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018

*Based on a closing price of US$0.12 on Friday June 28, 2013 and presuming all options are exercised.

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

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Option Awards as of June 30, 2013
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Named Executive Officers which includes all executive officers, as a group on June 30, 2013 (5 persons) - Richard E. Schler**; Craig Scherba; Brent Nykoliation; Peter D. Liabotis; J.A. Kirk McKinnon***	500,000 3,150,000 2,425,000 1,400,000 1,450,000 3,860,000 1,650,000 3,450,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 July 13, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018
Total NEO’s on June 30, 2013, as a group (5 persons)		17,885,000 (including 500,000 options that expired unexercised on Sept 2, 2013)
All current Directors who are not NEO’s or executive officers as a group on June 30, 2013 (5 persons) - V. Peter Harder*; John Sanderson ; Quentin Yarie; Johann de Bruin; Albert A. Thiess, Jr.	100,000 700,000 650,000 125,000 275,000 700,000 180,000 875,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.23 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018
Total all current Directors who are not NEO’s or executive officers as a group on June 30, 2013 (5 persons)		3,605,000

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

Option Awards as of June 30, 2013
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Named Executive Officers which includes all executive officers, as a group on June 30, 2013 (5 persons) - Richard E. Schler**; Craig Scherba; Brent Nykoliation; Peter D. Liabotis; J.A. Kirk McKinnon***	500,000 3,150,000 2,425,000 1,400,000 1,450,000 3,860,000 1,650,000 3,450,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 July 13, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.29 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018
Total NEO’s on June 30, 2013, as a group (5 persons)		17,885,000 (including 500,000 options that expired unexercised on Sept 2, 2013)
All current Directors who are not NEO’s or executive officers as a group on June 30, 2013 (5 persons) - V. Peter Harder*; John Sanderson ; Quentin Yarie; Johann de Bruin; Albert A. Thiess, Jr.	100,000 700,000 650,000 125,000 275,000 700,000 180,000 875,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012 February 27, 2013	None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.23 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018
Total all current Directors who are not NEO’s or executive officers as a group on June 30, 2013 (5 persons)		3,605,000
All Directors (8 persons)	525,000 3,200,000 2,275,000 1,125,000 1,325,000 3,860,000 180,000 1,650,000 4,325,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012 July 13, 2012 February 27, 2013	None. None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.23 0.29 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 July 13, 2016 Feb 27, 2018
Total All nominees for Directors (8 persons)		17,215,000 (including 525,000 that expired unexercised on Sept 2, 2013)
All employees (excluding all Named Executive Officers as they also serve as executive officers and Directors) as a group on June 30, 2013	75,000 425,000 225,000 185,000 335,000 600,000 650,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 February 27, 2013	None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018
Total employees (excluding all NEO’s as they serve as executive officers) as a group on June 30, 2013		2,495,000 (less 75,000 that expired unexercised on Sept 2, 2013)
Outstanding Options as of June 30, 2013 (all parties)	750,000 4,850,000 3,750,000 1,850,000 2,240,000 5,925,000 180,000 1,695,000 5,900,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012 July 13, 2013 February 27, 2013	None. None. None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.23 0.29 0.21	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 July 13, 2016 Feb 27, 2018
Total Options as of June 30, 2013 (all parties)		27,140,000 (less 750,000 that expired unexercised on Sept 2, 2013)

* Mr. Harder was appointed Chairman of the Board of Directors on September 19, 2013.

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

***Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

In addition, please note the following:

•	There are no associates of any such directors, executive officers, or nominees to that have or are to receive options or any other person who received or is to receive 5 percent of such options, warrants or rights
•	All of the stock options in the above noted table are convertible into common stock.
•	The exercise price of all of the stock options noted above were based on the closing price the date before the granting of the stock option.
•	There are no cashless or other provisions aside from the right for the holder of the stock option to exercise.
•	All NEO’s provide the Company services on an ongoing basis.
•	Messrs Harder, Sanderson, de Bruin and Thiess provide the Company director services on an ongoing basis.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2013, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MNP LLP (“MNP”), as our independent registered public accounting firm for the fiscal year ending June 30, 2014. MNP served as auditor for the fiscal year ended June 30, 2013. We do not expect a representative of MNP to be present at the Meeting.

On May 13, 2013, the Company received notice that, effective June 1, 2013, MSCM LLP (“MSCM”) the Company’s independent registered public accountants, merged with MNP LLP (“MNP”). Most of the professional staff of MSCM continued with MNP either as employees or partners will continue their practice with MNP.

The Board has selected MNP as our independent registered public accounting firm for the fiscal year ending June 30, 2014. Although the selection of the independent registered public accounting firm is not required under the Company’s By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of MNP LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

Auditors Fees

	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Year ended June 30, 2013	63,160	5,000	5,000	Nil
Year ended June 30, 2012	74,000	16,500	9,500	Nil

1. Audit Fees – Audit fees were paid for professional services rendered by the auditors for the audit of the Company’s annual financial statements as well as services provided in connection with quarterly and statutory and regulatory filings within Form 10-K and Form 10-Q.

2. Audit-Related Fees – The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit

3. Tax Fees – Tax fees are payable in respect of tax compliance, tax advice and tax planning professional services. These services include reviewing tax returns and assisting in responses to government tax authorities.

4. All Other Fees – All other fees are payable for professional services which included accounting advice. The Company did not incur any such fees during the years ended June 30, 2013 and 2012.

Auditor Independence and Auditor’s Time on Task

Our Board of Directors considers that the work done for us in the year ended June 30, 2013 by our company’s auditors, MNP LLP (the surviving firm of our auditors, formerly MSCM LLP Chartered Accountants) is compatible with maintaining MNP LLP. All of the work expended by MNP LLP on our June 30, 2013 audit was attributed to work performed MNP LLP’s full-time, permanent employees. All of the work expended by MNP LLP, on our June 30, 2013 audit was attributed to work performed by MNP LLP full-time, permanent employees.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN

The following is a brief summary of the Amended and Restated Stock Option Plan (“Plan”). Shareholders are encouraged to review the entire Plan filed on Form 8-K on October 16, 2013 or at http://www.energizerresources.com/investors/agm-data. The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	Eligibility of the Plan includes key employees, consultants, independent contractors, Officers and Directors.
•	The Board currently administers the Plan.
•	There are 28,445,000 stock options outstanding, representing 14.8% of the non-diluted, currently issued and outstanding common shares of the Company. If this resolution is passed, excluding 4,050,000 stock options previously exercised, which are not allowed to be reissued, 17.4% of the non-diluted currently issued and outstanding common shares of the Company would be eligible for issue under the Plan.
•	Currently 32,500,000 stock options, including previously exercised stock options, are eligible for issue under the Plan. 37,500,000 are proposed to be eligible for issue under this resolution. This represents 16.9% and 19.5% of the non-diluted currently issued and outstanding common shares of the Company.
•	Since the inception of the Plan, a total of 4,050,000 stock options have been exercised. This represents 2.1% of the non-diluted, currently issued and outstanding common shares of the Company.
•	The Board, by resolution, will designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company’s shares trade. To date, the Company has used the prior day U.S. dollar closing price as quoted on the OTCQX. The exercise price of stock options in no event shall be less than the Fair Market Value, as defined by TSX policies, of the Company’s shares underlying such option, on the date such option is granted.
•	Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders: (a) a reduction in the exercise price or purchase price benefiting an Insider of the issuer; (b) an extension of the term benefiting an insider of the issuer; (c) any amendment to remove or to exceed the insider participation limit; (d) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (e) amendments to an amending provision within a security based compensation arrangement.
•	Subject to the policies of the TSX, the Board may amend the Plan or any option without the consent or approval of the stockholders of the Company. This includes but is not limited to amendments: (a) of a housekeeping or administrative nature; (b) changes to vesting provisions; (c) changes to the termination provisions or terminating an option; (d) changes to terms and conditions of options not held by Insiders of the Company; (e) anti-dilution adjustments provided; and (f) amendments necessary to comply with applicable laws or regulatory requirements.
•	Stock options may be issued for a period of up to 10 years.
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•	Stock options shall vest in accordance to the vesting schedule determined by the Board.
•	Stock options are non-transferrable.
•	Holders of stock options who cease to be associated with the Company without cause will retain their stock options, at the Board’s discretion, for up to one year.
•	The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value on the date the right is exercised over its fair market value on the date the right was granted. To date no stock appreciation rights have been granted.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The holder's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

In order to conform with TSX and US tax regulations, certain sections within the Plan have been modified since the Company’s listing on the TSX during June 2011 and since the last annual general meeting of the Company. The Company is required to, and will continue to follow all policies and procedures of the TSX as they relate to stock option plans.

The following definitions are for purposes of this proposal:

“Disinterested Shareholder Approval” means approval of a majority of the votes cast by all Shareholders in person or by proxy at the Meeting, excluding votes attached to Shares beneficially owned by Insiders to whom options may be granted under the Plan and Associates of such persons;

“Insider” means (a) a director or senior officer of the Company, (b) a director or senior officer of a company that is an Insider or subsidiary of the Company, (c) an individual, corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity that beneficially owns or controls, directly or indirectly, securities that are not debt securities that carry a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

Disinterested Shareholders are asked to approve by passing the following ordinary resolution:

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“RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 32,500,000”.

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution. The total number of shares which will be excluded from voting will be 10,591,000 shares which represents 5.50% of the non-diluted, issued and outstanding common shares of the Company. With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval of the Amended and Restated Stock Option Plan that increases the number of options for common shares eligible for issue to 37,500,000 from 32,500,000.

Certain Relationships & Related Transactions

Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2012, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers; any person proposed as a nominee for election as a director; any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; any of our promoters; any relative or spouse of any of the foregoing persons who has the same house as such person.

Annual Report

All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013. Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2013 fiscal year, as filed with the Securities and Exchange Commission, by writing to the Chief Financial Officer of Energizer Resources at 1224 Washington Avenue, Miami Beach, FL, 33139, USA or 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

Stockholder Proposals & Nominations

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2014 proxy statement, your proposal must be received by us no later than August 1, 2013, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8. You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

21

Revocable Proxy - Energizer Resources Inc.

Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Energizer Resources Inc. (the "Company") for the 2013 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Wednesday December 11, 2013 at 10:00 a.m., local time.

The undersigned, a holder of common stock of the Company, hereby appoints V. Peter Harder and/or Richard Schler and/or Craig Scherba (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2013 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For	Withhold

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.

•         V. Peter Harder

•         John Sanderson

•         Richard E. Schler

•         Craig Scherba

•         Johann de Bruin

•         Quentin Yarie

•         Albert A. Thiess, Jr.

	[_____] [_____] [_____] [_____] [_____] [_____] [_____]	[_____] [_____] [_____] [_____] [_____] [_____] [_____]

Proposal 2	For	Against	Abstain
To ratify the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain
To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 32,500,000.	[_____]	[_____]	[_____]

Check here if you plan to attend the 2013 Annual and Special Meeting of Stockholders [________]

This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposal 1, 2, & 3. By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2013 Annual and Special Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting. The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2013 Annual and Special Meeting of Stockholders. Once completed please fax to our transfer agent, Empire Stock Transfer Inc. (fax: 702.974.1444) or mail it to Empire Stock Transfer Inc. 1859 Whitney Mesa Dr., Henderson, NV, 89014, USA. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature of Stockholder	Name of Stockholder (print exactly as it appears hereon)

Certificate Number	Number of Shares Held

Date	Address Change

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APPENDIX A

AUDIT COMMITTEE CHARTER

1.	GENERAL

The Audit Committee (the “Committee”) is appointed by the Board of Directors of Energizer Resources Inc. (the “Company”). The Committee is a key component of the Company’s commitment to maintaining a higher standard of corporate responsibility. The Committee shall review the Company’s financial reports, internal control systems, the management of financial risks and the external audit process. It has the authority to conduct any investigation appropriate to its responsibilities.

2.              AUTHORITY

The Committee shall have the authority to:

(i)	engage independent counsel and other advisors as it determines necessary to carry out its duties;
(ii)	set and pay the compensation for advisors employed by the Committee; and
(iii)	communicate directly with the internal and external auditors.

3.              RESPONSIBILITIES

3.1.         Overseeing the External Audit Process

(a)	The Committee shall recommend to the Board the external auditor to be nominated, shall set the compensation for the external auditor and shall ensure that the external auditor reports directly to the Committee.
(b)	The Committee shall be directly responsible for overseeing the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting.
(c)	The Committee shall review the external auditor’s audit plan, including scope, procedures and timing of the audit.
(d)	The Committee shall pre-approve all non-audit services to be provided by the external auditor.
(e)	The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employers of the present and former external auditor.
(f)	The Committee shall review fees paid by the Company to the external auditor and other professionals in respect of audit and non-audit services on an annual basis.

3.2.         Financial Reporting and Internal Controls

(a)	The Committee shall review the annual audited financial statements to satisfy itself that they are presented in accordance with generally accepted accounting principles, that the information contained therein is not erroneous, misleading or incomplete and that the audit function has been effectively carried out.
(b)	The Committee shall report to the Board with respect to its review of the annual audited financial statements and recommend to the Board whether or not same should be approved prior to their being publicly disclosed.
(c)	The Committee shall review the Company’s annual and interim financial statements, management’s discussion and analysis relating to annual and interim financial statements, and earnings press releases prior to any of the foregoing being publicly disclosed by the Company.
(d)	The Committee shall satisfy itself that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements other than the disclosure referred to in Section 3.2(c) of this Charter, and periodically assess the adequacy of these procedures.
(e)	The Committee shall oversee any investigations of alleged fraud and illegality relating to the Company’s finances.
(f)	The Committee shall establish procedures for:
(i)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
(ii)	the confidential, anonymous submission by employees of the Company or concerns regarding questionable accounting or auditing matters.
(g)	The Committee shall meet no less frequently than annually with the external auditor and the Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Company in charge of financial matters, to review accounting practices, internal controls, auditing matters and such other matters as the Committee deems appropriate.

3.3.         Risk Management

The Committee shall inquire of management and the external auditor regarding significant risks or exposures to which the Company may be subject, and shall assess the adequacy of the steps management has taken to minimize such risks.

3.4.         Other Responsibilities

The Committee shall perform any other responsibilities consistent with this Charter and any applicable laws as the Committee or Board deems appropriate.

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4.              COMPOSITION AND MEETINGS

4.1.         Composition

(a)	The Committee shall be composed of three or more directors, the majority of whom are not employees, Control Persons or officers of the Company or any of its Associates or Affiliates, as such capitalized terms are defined by the TSX.
(b)	If at any time, the Company ceases to be exempt from Part 3 of National Instrument 52-110 - Audit Committees, every audit committee member shall be Independent, as such term is defined in said Instrument.
(c)	Notwithstanding Sections 4.1(a) and 4.1(b) of this Charter, the Committee and its membership shall at all times be so constituted as to meet all current, applicable legal, regulatory and listing requirements, including, without limitation, securities laws and the requirements of the TSX and of all applicable securities regulatory authorities.
(d)	Committee members shall be appointed by the Board from time to time. One member shall be designated by the Board to serve as Chair.

4.2.         Meetings

(a)	The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required by applicable laws. A minimum of two and at least 50% of the members present either in person or by telephone shall constitute a quorum. Further, in order for a quorum to be constituted, the majority of members present must not be employees, Control Persons or officers of the Company or any of its Associates or Affiliates, as such capitalized terms are defined by the TSX.
(b)	If and whenever a vacancy in the Committee shall exist, the remaining members may exercise all of its powers and responsibilities provided that a quorum (as herein defined) remains in office.
(c)	The time and place at which meetings of the Committee shall be held, and the procedures at such meetings, shall be determined from time to time by the Committee. A meeting of the Committee may be called by letter, telephone, facsimile or electronic means, by giving 48 hours notice, or such greater notice as may be required under the Company’s By-Laws, provided that no notice shall be necessary if all the members are present either in person or by telephone or if those absent have waived notice or otherwise indicated their consent to the holding of such meeting.
(d)	The Committee shall keep minutes of its meetings which shall be submitted to the Board. The Committee may, from time to time, appoint any person, who need not be a member, to act as a secretary at any meeting.
(e)	The Committee may invite such officers, directors and employees of the Company as it deems appropriate, from time to time, to attend meetings of the Committee.
(f)	Any matters to be determined by the Committee shall be decided by a majority of the votes cast at a meeting of the Committee called for such purpose. Actions of the Committee may be taken by an instrument or instruments in writing signed by all members of the Committee, and such actions shall be effective as though they had been decided by a majority of the votes cast at a meeting of the Committee called for such purpose.

5.              REPORTING TO THE BOARD

The Committee shall report regularly to the Board on Committee activities, findings and recommendations. The Committee is responsible for ensuring that the Board is aware of any matter that may have a significant impact on the financial condition or affairs of the Company.

6.              CONTINUED REVIEW OF CHARTER

The Committee shall review and assess the continued adequacy of this Charter annually and submit such proposed amendments as the Committee sees fit to the Board for its consideration.

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